Exhibit 99.1

INVESTOR AND ANALYST MEETINGS WITH PACW CENTURY CITY, CALIFORNIA September, 2014

This communication contains certain “forward-looking statements” about the Company and its subsidiaries within the meaning of the Private Securities Litigation Reform Act of 1995, including certain plans, strategies, goals, and projections and including statements about our expectations regarding our profitability and credit trends. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “assume,” “intend,” “believe,” “forecast,” “expect,” “estimate,” “plan,” “continue,” “will,” “should,” “look forward” and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements (including statements regarding future financial and operating results and future transactions and their results) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such forward-looking statements for a variety of factors, including without limitation: changes in economic or competitive market conditions could negatively impact investment or lending opportunities or product pricing and services; deteriorations in credit and other markets; higher than anticipated loan losses; credit quality deterioration or pronounced and sustained reduction in market values or other economic factors which adversely effect our borrowers’ ability to repay loans and leases; continued or worsening credit losses or charge-offs; higher than anticipated delinquencies and reserves; asset/liability repricing risks and liquidity risks reduces interest margins and the value of investments; higher than anticipated increases in operating expenses; increased costs to manage and sell foreclosed assets; reduced demand for our services due to strategic or regulatory reasons; legislative or regulatory requirements or changes adversely affected the Company’s business, including an increase to capital requirements; the Company’s ability to obtain regulatory approvals, complete future acquisitions, and successfully integrate acquired entities or achieve expected benefits, synergies, and/or operating efficiencies within expected time frames or at all; difficulties and delays in integrating the Company and CapitalSource businesses or fully realizing cost savings and other benefits; business disruption following the CapitalSource merger; and other risk factors described in documents filed by PacWest with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements included in this communication are based on information available at the time of the communication. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise except as required by law. Forward-Looking Statements Investor and Analyst Meetings September, 2014 p. 2

Presentation Index Company Overview 5 Second Quarter Highlights 9 Loans and Leases 14 Credit Quality 19 Deposits 26 Net Interest Margin 29 Controlled Expenses 34 Acquisitions and the CapitalSource Merger 37 Strong Franchise Value 41 Non-GAAP Measurements 43 Investor and Analyst Meetings September, 2014 p. 3

Company Overview Investor and Analyst Meetings September, 2014 p. 4

Company Overview As of August 22, 2014 Commercial bank focused on community banking in the deposit rich Southern California market paired with a national lending platform NASDAQ traded (PACW) with a market capitalization of $4.3 billion (1) Average trading volume of 828,000 shares per day (1) Dividend: $1.00 per share, 2.30% yield (1) 6th largest bank headquartered in California with total assets of $15.7 billion and deposits of $11.7 billion Managed for profitability, not growth 2Q net income, adjusted for acquisition, integration and reorganization costs and certain other non-operating items, of $63.8 million, or 1.70% ROAA and 16.05% ROATE Industry leading NIM of 6.24% for the 2Q and 6.14% YTD $5.7 billion of core deposits with total cost of deposits of 26 basis points Strong credit discipline; NPA’s at 1.68% of total loans and leases and foreclosed assets Adjusted efficiency ratio of 43.1% Experienced acquirer with 27 bank and finance company acquisitions, including 3 FDIC-assisted transactions Analyst coverage: D.A. Davidson & Co.; Evercore Partners; FIG Partners; Friedman Billings Ramsey; Keefe, Bruyette & Woods; RBC Capital Markets; Sandler O’Neill & Partners; Wunderlich Securities Company Overview and Highlights Investor and Analyst Meetings September, 2014 p. 5

Attractive branch network with 81 full service branches 78 in Southern California 3 in San Francisco Bay area Offers a full suite of deposit and business lending products Limited consumer lending offerings Strong focus on cross selling Borrower relationships generally include a deposit account Total cost of deposits at 26 bps Efficient deposit model with average branch size of $142 million Loan production of $137 million in 2Q14 Diversified by loan type, geography and industry Asset Based Lending Equipment and Lender Finance Cash Flow Lending Technology, Healthcare and Security Commercial Real Estate General, Multifamily, Healthcare and SBA Focus on small- to middle-market businesses Expertise in niche segments limits new competitors Loan and lease production of $745 million in 2Q14 Business Model Community Banking National Lending Company Overview and Highlights Investor and Analyst Meetings September, 2014 p. 6

Stock Performance vs. Indices Company Overview and Highlights Market data is as of August 12, 2014 200.0 (50.0) - 50.0 100.0 150.0 PacWest PACW KBW Bank Index BKX S&P 500 SPX Investor and Analyst Meetings September, 2014 p. 7

Second Quarter Highlights Investor and Analyst Meetings September, 2014 p. 8

 Adjusted efficiency ratio of 43.1% Average branch size of $142 million Operating expense to average assets of 2.14% Strong Capital Levels Low Efficiency Ratio Loan and Lease Production and Solid Credit Quality Industry Leading Net Interest Margin Net interest margin of 6.24% Core net interest margin of 5.74% Total cost of deposits of 26 bps Bank Tier 1 RBC and Total RBC ratios of 12.58% and 13.32% Consolidated tangible common equity ratio of 12.14% Tangible book value per share of $16.43 Loan and lease production of $881 million Organic loan and lease growth of $143 million, or 5.2% NPA ratio, excluding PCI loans, of 1.39% versus 2.81% in prior quarter Non-PCI credit loss allowance of 0.67% and adjusted credit loss allowance of 2.45% (1) Non-PCI charge-off rate of 5 bps for trailing twelve months Second Quarter Highlights Robust Core Earnings Adjusted net income of $63.8 million Adjusted EPS of $0.64 Adjusted ROAA and ROATE of 1.70% and 16.05% Adds back the unamortized discount on Non-PCI loans to the loan balance and allowance for credit losses (see page 23 for calculation). Highlights Total cost of deposits at 26 bps $200 million organic core deposit growth Core deposit growth includes: $95 million with $175 million in the pipeline from CapitalSource Division borrowers Low Cost Deposit Base Investor and Analyst Meetings September, 2014 p. 9

Highlights (Dollars in thousands) 2Q '14 1Q '14 Q / Q Total Assets $ 15,684,866 $ 6,517,853 141% Total Non-PCI Loans and Leases $ 1 0,802,053 $ 3,828,569 182% Total Deposits $ 1 1,667,797 $ 5,369,408 117% Core Deposits $ 5,738,178 $ 4,719,833 22% Adjusted Net Earnings (1) $ 6 3,814 $ 2 2,570 183% Adjusted ROAA (1) 1.70% 1.41% 0.29 Adjusted ROATE (1) 16.05% 15.39% 0.66 Tangible Common Equity Ratio 12.14% 9.68% 2.46 Tangible Book Value Per Share $ 16.43 $ 13.31 23% Core Net Interest Margin (2) 5.74% 5.42% 0.32 Adjusted Efficiency Ratio (1) 43.1% 57.1% -14.0 Acquisition, integration and reorganization costs and certain other non-operating items have been excluded from net earnings, noninterest income, and noninterest expense to calculate these amounts and ratios. See “Non-GAAP Measurements” slides. Excludes accelerated accretion of acquisition discounts resulting from early acquired loan payoffs. Investor and Analyst Meetings September, 2014 p. 10

Highlights Solid Earnings Track Record $0 $10 $20 $30 $40 $50 $60 $70 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Adjusted Net Earnings *Net Earnings PacWest Bancorp 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 ($ in Millions) Adjusted Net $ 22.8 $ 19.1 $ 22.8 $ 24.6 $ 15.5 $ 18.9 $ 19.2 $ 23.9 $ 22.6 $ 63.8 Earnings * Net Earnings $ 5.3 $ 15.6 $ 16.1 $ 19.9 $ 13.5 $ 4.3 $ 24.2 $ 3.1 $ 25.1 $ 10.6 * See “Non-GAAP Measurements” slide. Investor and Analyst Meetings September, 2014 p. 11

Highlights

Solid Capital Position – 2Q14


TCE / TA
8.83%
9.12%
9.24%
9.68%
12.14%
7.90%
7.93%
8.04%
8.17%
8.39%
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
PACW
Median Banks $15-$25B


T1 Leverage
12.75%
11.16%
11.17%
11.73%
12.40%
9.11%
9.27%
9.39%
9.42%
9.55%
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
PACW
Median Banks $15-$25B


Total RBC
16.30%
16.39%
16.32%
17.42%
16.25%
14.56%
14.25%
14.21%
14.29%
14.32%
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
PACW
Median Banks $15-$25B

Source: SNL Financial

Investor and Analyst Meetings | September, 2014 | p. 12

Loans and Leases Investor and Analyst Meetings September, 2014 p. 13

Loans and Leases Diversified Loan and Lease Portfolio Healthcare Asset Based, 1% Equipment Finance, 8% Lender Finance & Timeshare, 11% Other Asset Based, 6% General Cash Flow, 5% Technology, 7% Healthcare, 5% Security, 3% Professional Practice, 1% Commercial Real Estate, 25% Multifamily, 8% Construction and Land, 2% Residential Real Estate, 3% Healthcare Real Estate, 9% Small Business, 4% Consumer, 2% As of June 30, 2014 ($ in millions) $ Mix Healthcare Asset Based 148 $ 1% Equipment Finance 933 8% Lender Finance & Timeshare 1,175 11% Other Asset Based 699 6% Total Asset Based 2,955 26% General Cash Flow 518 5% Technology 781 7% Healthcare 516 5% Security386 3% Professional Practice 112 1% Total Cash Flow 2,313 21% Commercial Real Estate 2,797 25% Multifamily 858 8% Construction and Land 309 2% Residential Real Estate 390 3% Healthcare Real Estate 977 9% Small Business 395 4% Total Real Estate 5,726 51% Consumer 196 2% Total Loans 11,190 $ 100% 6/30/2014 Investor and Analyst Meetings September, 2014 p. 14

Loans and Leases ($ in millions) 1,000 900 J $880 $845 $880 $881 800 $693 $726 700 600 $710 $604 $644 500 p $558 $881 400 $575 300 200 J $241 $236 100 $118 $170 $168 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2  PACW BPro Forma for CapitalSource Pre-Merger Investor and Analyst Meetings September, 2014 p. 15

Loans and Leases Amount $ in thousands Healthcare Asset Based $ 6,125 Equipment Finance 141,505 Lender Finance and Timeshare 98,651 Other Asset Based 49,425 General Cash Flow 66,888 Technology Cash Flow 130,680 Healthcare Cash Flow 52,312 Security Cash Flow 3,477 Commercial Real Estate 138,433 Multifamily and Residential 58,964 Construction and Land 31,118 Healthcare Real Estate 76,400 Small Business 25,616 Consumer 1,686 Total $ 881,281 Investor and Analyst Meetings September, 2014 p. 16

Loans and Leases 2Q14 Loan Rollforward by Segment Community National Banking Lending Total (In thousands) Beginning balance $ 4,161,067 $ - $ 4,161,067 Loans and leases originated and purchased 136,724 7 44,557 8 81,281 Existing loans and leases: Transfers between divisions (523,416) 5 23,416 Principal repayments, net (243,382) (472,040) (715,422) Loan and lease sales (8,675) (12,696) (21,371) Transfers to foreclosed assets (655) - (655) Charge-offs (296) (534) (830) Loans and leases acquired through acquisition - 6,886,035 6,886,035 Ending balance $ 3,521,367 $ 7,668,738 $ 1 1,190,105 Investor and Analyst Meetings September, 2014 p. 17

Credit Quality Investor and Analyst Meetings September, 2014 p. 18

Credit Quality Non-PCI Credit Quality Stable to Improving 2Q '14 1Q '14 4Q '13 (Dollars in thousands) Nonaccrual Loans $ 96,802 58,121 46,774 As a % of Loans and Leases % 0.90% 1.52% 1.19% Nonperforming Assets $ 150,623 104,991 98,611 As a % of Total Assets % 0.96% 1.61% 1.51% Classified Loans and Leases (1) $ 304,627 150,517 1 27,311 As a % of Loans and Leases % 2.82% 3.93% 3.33% Credit Loss Provision $ 5,000 As a % of Average Loans and Leases % 0.05% 0.00% 0.00% TTM Charge-off $ 2,558 4,941 4,303 As a % of Average Loans and Leases % 0.05% 0.13% 0.12% Allowance for Credit Losses (ACL) (2) $ 72,367 66,955 67,816 As a % of Loans and Leases % 0.67% 1.75% 1.73% Adjusted ACL (3) $ 269,316 98,562 1 02,452 As a % of Adjusted Loans and Leases (3) % 2.45% 2.55% 2.58% Adjusted ACL / NPA % 178.80% 93.88% 103.90% Classified loans and leases are those with a credit risk rating of substandard or doubtful Allowance for credit losses includes allowance for loan and lease losses and reserves for unfunded commitments Includes the remaining unamortized discount related to acquired loans (see page 23 for calculation) Investor and Analyst Meetings September, 2014 p. 19 (1) (2) (3)

Credit Quality Key Credit Trends 2.46% 2.35% 2.41% 1.78% 1.72% 1.73% 1.75% 0.67% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Non-PCI ACL / Non-PCI Loans $598 $543 $512 $581 $511 $448 $398 $374 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Covered Loans ($ in millions) 1.08% 1.16% 1.22% 1.17% 1.16% 1.08% 1.40% 1.21% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Non-Accrual Loans / Loans 3.27% 3.14% 3.17% 2.91% 2.67% 2.98% 2.81% 1.39% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Non-PCI NPAs / Non-PCI Loans and Foreclosed Assets Investor and Analyst Meetings September, 2014 p. 20

Credit Quality Non-Accrual Loan and Lease Detail Nonaccrual Loans and Leases Accruing and 30 -89 June 30, 2014 March 31, 2014 Days Past Due % of % of June 30, March 31, Loan Loan 2014 2014 Balance Category Balance Category Balance Balance (Dollars in thousands) Real estate mortgage: Hospitality $ 6,552 1% $ 6,639 4% $ - $ - SBA 8,032 2% 2,519 6% 1,233 1,092 Other 28,098 1% 29,701 1% 1,427 1,831 Total real estate mortgage 42,682 1% 38,859 1% 2,660 2,923 Real estate construction: Residential 927 1% 387 1% Commercial 2,737 1% 3,353 2% - - Total real estate construction 3,664 1% 3,740 2% - - Commercial: Collateralized 11,247 3% 7,797 2% 575 140 Unsecured 322 0% 411 0% 145 Asset-based 4,874 0% 558 1% Cash Flow 15,793 1% - 0% Equipment finance 10,576 1% 220 0% - 4,075 SBA 4,096 10% 2,993 11% 75 387 Total commercial 46,908 1% 11,979 2% 795 4,602 Consumer 3,548 6% 3,543 1% 128 307 Total Non-PCI loans and leases 96,802 1% 58,121 1% 3,583 7,832 PCI Loans 38,467 10% - 0% - - Total loans and leases $ 1 35,269 1% $ 58,121 1% $ 3,583 $ 7,832 Investor and Analyst Meetings September, 2014 p. 21

Credit Quality

10 Largest Non-PCI Nonaccrual Loans

June 30, 2014 Nonaccrual Amount (In thousands)	Description
$ 15,793	Two healthcare cash flow loans secured by enterprise value. Borrower is current on principal and interest payments, but leverage has increased due a decline in performance. (1) (2)
7,190	Two loans to a distributor of goods secured by enterprise value and inventory. (1)
6,552	Two loans, each secured by a hotel in San Diego County. The borrower is paying according to the restructured terms of each loan.
5,874	Loan secured by 2nd trust deeds on two single family residences in Los Angeles County.
4,999	Equipment leases secured by coal mining equipment. Borrower filed for bankrupcy but is current on lease payments. (2)
4,604	Asset-based loan secured by consumer sales installment contracts. Although operating performance of the borrower has declined, loan payments have remained current and the loan is fully secured by performing receivables. (2)
3,484	Two loans secured by 19 properties located predominantly in San Luis Obispo County. Collateral consists of five undeveloped residential properties, two single family residences, two commercial buildings, and 10 undeveloped commercial properties. The borrower is paying according to the restructured terms of each loan.
3,154	Loan secured by an industrial building in Santa Barbara County.
2,684	Two loans that are both unsecured. The borrower is paying according to the restructured terms of each loan.
2,658	Two equipment leases secured by the inventory management system of a specialty retailer. Lease payments are current. (1)
$ 56,991	Total

(1) New nonaccrual in second quarter of 2014
(2) Nonaccrual asset-based loan or equipment lease in the CapitalSource Division

Investor and Analyst Meetings | September, 2014 | p. 22

Credit Quality 2Q '14 1Q '14 4Q '13 (Dollars in thousands) Loan balance - Non-PCI $ 1 0,791,634 $ 3,828,569 $ 3,930,539 Allowance for credit losses $ 72,367 $ 66,955 $ 6 7,816 Reported Non-PCI ACL Ratio 0.67% 1.75% 1.73% Allowance Ratio Adjusted to Add Back Unamortized Purchase Discount Loan balance $ 10,791,634 $ 3,828,569 $ 3,930,539 Add: Unamortized purchase discount 196,949 31,607 34,636 Adjusted loan balance $ 10,988,583 $ 3,860,176 $ 3,965,175 Allowance for credit losses $ 72,367 $ 66,955 $ 67,816 Add: Unamortized purchase discount (1) 196,949 31,607 34,636 Adjusted allowance for credit losses $ 2 69,316 $ 98,562 $ 102,452 Adjusted Non-PCI credit risk coverage ratio 2.45% 2.55% 2.58% GAAP Accounting Distorts the ACL Ratio - When Unamortized Purchase Discount is Added Back, the Adjusted Non-PCI ACL is 2.45% (1) Unamortized purchase discount relates to acquired loans and is assigned specifically to those loans only. Such discount represents the acquisition date fair value adjustment based on market, liquidity and interest rate risk in addition to credit risk and is being accreted to interest income over the remaining life of the respective loans. Investor and Analyst Meetings September, 2014 p. 23

Transformed in 2008 and 2009 During 2008 and 2009, in the midst of an economic downturn and while CapitalSource was transforming from a Finance Company to a Bank, the following changes in lending practices were implemented: Expanded lending efforts: Timeshare Healthcare real estate Technology cash flow Loans to home and commercial security monitoring companies Added new lending lines: Equipment finance Small business lending (SBA) Multifamily Reduced risk by: Discontinuing lending on real estate with insufficient in-place cash flow at closing, including repositioned assets. Limiting construction lending and eliminating land-secured loans Eliminating mezzanine or second lien lending on real estate Curtailing general cash flow lending and focusing on specific cash flow industry niches. Eliminating cash flow lending to media companies, and curtailing cash flow lending to retailers. Overview of Legacy CapitalSource Lending Practices Credit Quality Investor and Analyst Meetings September, 2014 p. 24

Deposits Investor and Analyst Meetings September, 2014 p. 25

Deposits June 30, 2014 March 31, 2014 % of % of Deposit Category Amount Total Rate Amount Total Rate (Dollars in thousands) Noninterest-bearing demand deposits $ 2,701,434 23% 0.00% $ 2,391,609 45% 0.00% Interest checking deposits 587,418 5% 0.05% 613,144 11% 0.05% Money market deposits 1,688,773 14% 0.21% 1,489,068 28% 0.17% Savings deposits 760,553 7% 0.30% 226,012 4% 0.02% Total core deposits 5,738,178 49% 0.10% 4,719,833 88% 0.06% Time deposits under $100,000 2,251,473 19% 0.50% 209,512 4% 0.46% Time deposits of $ 100,000 and over 3,678,146 32% 0.38% 440,063 8% 0.26% Total time deposits 5,929,619 51% 0.42% 649,575 12% 0.32% Total deposits $ 11,667,797 100% 0.26% $ 5,369,408 100% 0.09% June 30, 2014 March 31, 2014 Interest checking deposits, 5% Money market deposits, 14% Savings deposits, 7% Time deposits under $100,000, 19% Noninterest-bearing demand deposits, 23% Time deposits of $100,000 and over, 32% Time deposits of $100,000 and over, 8% Noninterest-bearing demand deposits, 45% Interest checking deposits, 11% Money market deposits, 28%  Savings deposits, 4%Time deposits under $100,000, 4% Investor and Analyst Meetings September, 2014 p. 26

Deposit Portfolio ($ in Billions) $4.6 $4.6 $4.8 $4.7 $4.6 $5.5 $5.4 $5.3 $5.4 $11.7 Deposits June 30, 2014 Time Deposits Time Deposits Total Estimated Under $100,000 Time Contractual Effective Time Deposit Maturities $100,000 of More Deposits Rate Rate (Dollars in thousands) Due in three months or less 842,413 $ 1,467,897 $ 2,310,310 $ 0.84% 0.62% Due in over three months through six months 548,254 845,683 1,393,937 0.88% 0.70% Due in over six months through twelve months 630,769 983,575 1,614,344 0.91% 0.78% Due in over 12 months through 24 months 169,043 264,693 433,736 1.05% 0.73% Due in over 24 months 60,994 116,298 177,292 1.02% 0.72% Total 2,251,473 $ 3,678,146 $ 5,929,619 $ 0.89% 0.69% Investor and Analyst Meetings September, 2014 p. 27

Net Interest Margin Investor and Analyst Meetings September, 2014 p. 28

Net Interest Margin Industry Leading Net Interest Margin 5.41% 5.60% 5.58% 5.49% 5.40% 5.22% 5.46% 5.41% 5.95% 6.24% 5.23% 5.48% 5.32% 5.33% 5.28% 5.21% 5.29% 5.31% 5.42% 5.74% 3.81% 3.81% 3.77% 3.85% 3.61% 3.65% 3.65% 3.63% 3.52% 3.41% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Q1 2012Q2 2012Q3 2012Q4 2012Q1 2013Q2 2013Q3 2013Q4 2013Q1 2014Q2 2014 PACW Reported NIM PACW Core NIM Banks $15-$25B Core NIM Excludes Accelerated Discount Accretion due to Early Payoff of Acquired Loans Source: SNL Financial Investor and Analyst Meetings September, 2014 p. 29

Net Interest Margin Disciplined and Diversified Lending Produces Higher Loan Yields 7.31% 7.28% 7.44% 7.30% 7.07% 6.73% 6.90% 6.77% 7.42% 7.34% 7.02% 7.03% 7.28% 7.14% 6.99% 6.71% 6.67% 6.64% 6.68% 6.76% 5.45% 5.32% 5.19% 5.33% 4.94% 4.83% 4.70% 4.59% 4.42% 4.35% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Q1 2012Q2 2012Q3 2012Q4 2012Q1 2013Q2 2013Q3 2013Q4 2013Q1 2014Q2 2014 Reported Loan Yield - PACW Core Loan Yield - PACW Loan Yield - Banks $15-$25B Core Loan Yield Excludes Accelerated Discount Accretion from Early Payoff of Acquired Loans Source: SNL Financial Investor and Analyst Meetings September, 2014 p. 30

Net Interest Margin Deposit Franchise with a 26 Basis Point Cost 0.32% 0.29% 0.28% 0.26% 0.23% 0.17% 0.12% 0.11% 0.09% 0.26% 0.50% 0.46% 0.43% 0.40% 0.37% 0.34% 0.33% 0.32% 0.30% 0.30% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Q1 2012Q2 2012Q3 2012Q4 2012Q1 2013Q2 2013Q3 2013Q4 2013Q1 2014Q2 2014 PACW Banks (1) Source: SNL Financial (1) Purchase accounting discount accretion on deposits reduced the cost of deposits by 22 bps Investor and Analyst Meetings September, 2014 p. 31

Net Interest Margin 2(3*14 1Q'14 Dollar Impact on Dollar Impact on Amount NIM Amount NIM (Dollars in thousands) NIM - as reported - 6.24% - 5.95% Accelerated accretion of acquisition discounts from acquired loan payoffs 15,290 (0.50%) 7,655 (0.53%) Remaining accretion of Non-PCI loan acquisition discounts 14,940 (0.49%) 2,583 (0.18%) Amortization of TruPS discount (1,304) 0.05% (146) 0.01% Accretion of time deposits premium 6,671 (0.22%) 291 (0.02%) NIM - excluding purchase accounting 5.08% 5.23% Investor and Analyst Meetings September, 2014 p. 32

Controlled Expenses Investor and Analyst Meetings September, 2014 p. 33

Controlled Expenses Efficiency Ratio Trend 58.5% 59.7% 56.5% 55.7% 61.7% 62.9% 59.0% 58.1% 57.1% 43.1% 64.3% 61.8% 62.3% 60.0% 63.9% 62.7% 62.9% 65.1% 63.5% 65.1% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 2012 Q12012 Q22012 Q32012 Q42013 Q12013 Q22013 Q32013 Q42014 Q12014 Q2 Adjusted Efficiency Ratio (1) Median Efficiency Ratio Banks $15-$25B Focus and Execution Drive Efficiency (1) As part of the adjusted efficiency ratio calculation, adjusted net revenues exclude FDIC loss sharing expense, accelerated discount accretion resulting from the early payoff of acquired loans and gain on sale of assets, and adjusted noninterest expense excludes covered OREO expenses, acquisition, integration and reorganization costs, accelerated vesting of restricted stock, and debt termination expenses. Source: SNL Financial Investor and Analyst Meetings September, 2014 p. 34

Efficiency Ratios Average Branch Size ($-M) Focus and Execution Drive Efficiency * The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. ** Adjusted efficiency ratio – see Non-GAAP Measurements slide Source: Company Filings and SNL Data Source Controlled Expenses Investor and Analyst Meetings September, 2014 p. 35

Acquisitions Investor and Analyst Meetings September, 2014 p. 36

Asset Generation Capability In-Market Consolidation Strong Core Deposit Base Similar Strategic Focus Key Drivers of Accretion: Cost Savings Customer Retention Margin Improvement Acquisition Strategy Market Expansion Acquisitions Investor and Analyst Meetings September, 2014 p. 37

The CapitalSource Merger Acquisitions Created the 6th largest publicly-owned bank headquartered in CA Merger closed on April 7, 2014 – systems were converted and 13 overlapping branches closed on April 12, 2014 Continues PACW’s growth as a highly profitable business-focused bank with excellent credit quality Improved loan diversification with broadened middle-market reach with top funding and lending teams drawn from each firm to produce a national lending platform The resulting banking franchise has the capital resources, scale, management team and financial strength necessary to thrive in the current competitive environment Investor and Analyst Meetings September, 2014 p. 38

Acquisitions

CapitalSource Merger Closing Date Balance Sheet and Purchase Accounting Adjustments

At April 7, 2014	PACW/CSE Combined	Purchase Accounting Adjustments	Pro Forma PACW
		(In thousands)	
Assets:			
Cash and cash equivalents	$ 850,143	$ (527,118)	$ 323,025
Investment securities	1,128,135	3,463	1,131,598
Loans and leases, net of unearned income	11,090,866	(48,146)	11,042,720
OREO	56,640	442	57,082
Goodwill and intangible assets	394,829	1,342,999	1,737,828
Deferred tax asset, net	246,797	54,128	300,925
Other assets	1,090,508	(6,753)	1,083,755
Total assets	$ 14,857,918	$ 819,015	$ 15,676,933
Liabilities and Shareholders' Equity:			
Deposits	11,508,138	17183	11525321
Borrowings	6,490	-	6,490
Subordinated debentures	544,894	(111,235)	433,659
Discontinued operations	148,697	-	148,697
Other liabilities	197,943	(10,756)	187,187
Total liabilities	12,406,162	(104,808)	12,301,354
Total shareholders' equity	2,451,756	923,823	3,375,579
Total liabilities and shareholders' equity	$ 14,857,918	$ 819,015	$ 15,676,933

Tangible Equity	1,637,751
Tangible Capital Ratio	11.75%
Tangible Book Value Per Share	$ 16.07

Description	Purchase Accounting Adjustment (Dr. (Cr.))	Estimated Accretion/ Amortization Period
Loans and non-operating leases	$ (215,019)	60 months using a level yield method
Operating leases (in other assets)	$ (10,352)	48 months using a level yield method
Investment in trust preferred securities	$ (3,352)	Straight line over 280 months
Core deposit intangible	$ 6,720	Straight line over 84 months
Time deposit premium	$ (17,183)	60 months using an accelerated method
Subordinated debentures	$ 111,235	Straight line over 280 months

Investor and Analyst Meetings | September, 2014 | p. 39

Strong Franchise Value Investor and Analyst Meetings September, 2014 p. 40

Attractive Southern California Footprint Strong Franchise Value Investor and Analyst Meetings September, 2014 p. 41

Strong Franchise Value

California Public Banks and Thrifts

As of June 30, 2014

Rank	Company Name	Ticker	Assets ($000)
1	Wells Fargo & Company	WFC	$ 1,598,874,000
2	First Republic Bank	FRC	46,229,343
3	City National Corporation	CYN	30,819,092
4	SVB Financial Group	SIVB	33,309,016
5	East West Bancorp, Inc.	EWBC	27,557,105
6	***PacWest Bancorp***	***PACW***	***$ 15,684,866***
7	Cathay General Bancorp	CATY	11,556,822
8	CVB Financial Corp.	CVBF	7,423,993
9	BBCN Bancorp, Inc.	BBCN	6,866,291
10	Farmers & Merchants Bank of Long Beach	FMBL	5,414,864
11	Westamerica Bancorporation	WABC	4,931,095
12	Opus Bank	OPB	4,346,091
13	Banc of California, Inc.	BANC	4,386,522
14	BofI Holding, Inc.	BOFI	4,402,999
15	Wilshire Bancorp, Inc.	WIBC	3,681,261
16	Community Bank	CYHT	3,505,007
17	Mechanics Bank	MCHB	3,359,907
18	Hanmi Financial Corporation	HAFC	3,094,775
19	TriCo Bancshares	TCBK	2,724,481
20	1867 Western Financial Corporation	WFCL	2,235,272
21	Farmers & Merchants Bancorp	FMCB	2,127,301
22	Preferred Bank	PFBC	1,904,018
23	Bank of Marin Bancorp	BMRC	1,823,901
24	Exchange Bank	EXSR	1,763,153
25	Pacific Premier Bancorp, Inc.	PPBI	1,921,525
26	Heritage Oaks Bancorp	HEOP	1,677,672
27	Bridge Capital Holdings	BBNK	1,627,173
28	Heritage Commerce Corp	HTBK	1,480,619
29	Sierra Bancorp	BSRR	1,498,039
30	American Business Bank	AMBZ	1,455,080

Source: SNL Financial

Investor and Analyst Meetings | September, 2014 | p. 42

Non-GAAP Measurements The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The tables on the following slides present reconciliations of non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios. Investor and Analyst Meetings September, 2014 p. 43

Non-GAAP Measurements

Adjusted Net Earnings and Profitability Metrics

	Three Months Ended		
	June 30, 2014	March 31, 2014	June 30, 2013
	(Dollars in thousands)		
Reported net earnings	$ 10,555	$ 25,080	$ 4,349
Add (subtract):			
Tax benefit on discontinued operations	(476)	(588)	(34)
Tax expense on continuing operations	14,846	14,576	1,906
Reported pre-tax earnings	24,925	39,068	6,221
Add (subtract):			
Acquisition, integration and reorganization costs	86,242	2,200	17,997
FDIC loss sharing expense, net	8,525	11,430	5,410
Covered OREO income, net	(185)	(1,615)	(94)
(Gain) loss on sale of loans and leases	485	(106)	(279)
(Gain) loss on securities	(89)	(4,752)	-
(Gain) on sale of owned office building	-	(1,570)	-
Adjusted pre-tax earnings before accelerated discount accretion	119,903	44,655	29,255
Subtract: Accelerated discount accretion resulting from payoffs of acquired loans	(15,290)	(7,655)	(177)
Adjusted pre-tax earnings	104,613	37,000	29,078
Tax expense (39% for 2014, 35% for 2013)	(40,799)	(14,430)	(10,177)
Adjusted net earnings	$ 63,814	$ 22,570	$ 18,901
Adjusted diluted earnings per share	$ 0.64	$ 0.48	$ 0.48
Average assets	$ 15,037,101	$ 6,513,376	$ 5,777,891
Average stockholders' equity	$ 3,233,018	$ 820,248	$ 666,425
Less: Average intangible assets	1,638,267	225,294	129,863
Average tangible common equity	$ 1,594,751	$ 594,954	$ 536,562
Annualized return on average assets (1)	0.28%	1.56%	0.30%
Annualized adjusted return on average assets (2)	1.70%	1.41%	1.31%
Annualized return on average equity (3)	1.31%	12.40%	2.62%
Annualized adjusted return on average equity (4)	7.92%	11.16%	11.38%
Annualized return on average tangible equity (5)	2.65%	17.10%	3.25%
Annualized adjusted return on average tangible equity (6)	16.05%	15.39%	14.13%

(1) Annualized net earning divided by average assets.
(2) Annualized adjusted net earnings divided by average assets.
(3) Annualized net earnings divided by average stockholders' equity.
(4) Annualized adjusted net earnings divided by average stockholders' equity.
(5) Annualized net earnings divided by average tangible common equity.
(6) Annualized adjusted net earnings divided by average tangible common equity.

Investor and Analyst Meetings | September, 2014 | p. 44

Non-GAAP Measurements

Adjusted Efficiency Ratio

Adjusted Efficiency Ratio	Three Months Ended June 30, 2014	Three Months Ended March 31, 2014	Three Months Ended June 30, 2013	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
	(Dollars in thousands)				
Noninterest expense	$ 169,906	$ 50,869	$ 64,216	$ 220,775	$ 108,399
Less: Acquisition, integration and reorganization costs	86,242	2,200	17,997	88,442	18,689
Covered OREO income, net	(185)	(1,615)	(94)	(1,800)	(907)
Adjusted noninterest expense	$ 83,849	$ 50,284	$ 46,313	$ 134,133	$ 90,617
Net interest income	$ 192,533	$ 86,015	$ 68,473	$ 278,548	$ 134,166
Noninterest income	8,479	4,691	203	13,170	3,043
Net revenues	201,012	90,706	68,676	291,718	137,209
Less: FDIC loss sharing expense, net	(8,525)	(11,430)	(5,410)	(19,955)	(8,547)
Gain on securities	89	4,752	-	4,841	409
Gain on sale of owned office building	-	1,570	-	1,570	-
Gain (loss) on sale of loans and leases	(485)	106	279	(379)	504
Accelerated discount accretion resulting from payoffs of acquired loans	15,290	7,655	177	22,945	854
Adjusted net revenues	$ 194,643	$ 88,053	$ 73,630	$ 282,696	$ 143,989
Base efficiency ratio (1)	84.5%	56.1%	93.5%	75.7%	79.0%
Adjusted efficiency ratio (2)	43.1%	57.1%	62.9%	47.4%	62.9%

(1) *Noninterest expense divided by net revenues*
(2) *Adjusted noninterest expense divided by adjusted net revenues*

Investor and Analyst Meetings | September, 2014 | p. 45

Non-GAAP Measurements Three Months Ended June 30, March 31, June 30, Tangible Common Equity Ratio 2014 2014 2013 PacWest Bancorp Consolidated: Stockholder's equity $ 3,437,932 $ 833,702 $ 801,699 Less: Intangible assets 1,745,584 224,627 229,380 Tangible common equity $ 1,692,348 $ 609,075 $ 572,319 Total assets $ 15,684,866 $ 6,517,853 $ 6,709,102 Less: Intangible assets 1,745,584 224,627 229,380 Tangible assets $ 13,939,282 $ 6,293,226 $ 6,479,722 Equity to assets ratio 21.92% 12.79% 11.95% Tangible common equity ratio 12.14% 9.68% 8.83% Book value per share $ 33.37 $ 18.21 $ 17.40 Tangible book value per share $ 16.43 $ 13.31 $ 12.42 Shares outstanding 103,033,449 45,777,580 46,080,731 Pacific Western Bank: Stockholder's equity $ 3,298,908 $ 910,644 $ 890,477 Less: Intangible assets 1,745,584 224,627 229,380 Tangible common equity $ 1,553,324 $ 686,017 $ 661,097 Total assets $ 15,376,440 $ 6,507,288 $ 6,699,832 Less: Intangible assets 1,745,584 224,627 229,380 Tangible assets $ 13,630,856 $ 6,282,661 $ 6,470,452 Equity to assets ratio 21.45% 13.99% 13.29% Tangible common equity ratio 11.40% 10.92% 10.22% Investor and Analyst Meetings September, 2014 p. 46